UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2005

LUNA GOLD CORP.
(Exact name of Registrant as specified in its charter)

WYOMING	333-41516	98-0226032
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation or organization)		No.)

475 West Georgia Street, Suite 920
VANCOUVER, BRITISH COLUMBIA CANADA V6B 4M9
(Address of principal executive offices) (Zip code)

(604) 689-7317
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03     AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR END

           Luna Gold Corp. (“Luna” or the “Company”) reports that it has changed its jurisdiction of incorporation from the State of Wyoming to the Canadian federal jurisdiction under the Canada Business Corporations Act by way of continuation (“Continuation”). At a special meeting of shareholders held on November 14, 2005, the Company’s shareholders unanimously approved the Continuation. Articles of Continuance were accepted for filing by Industry Canada effective November 24, 2005, which had the effect of transferring the jurisdiction of incorporation of the Company from the State of Wyoming to Canada. The Company received notice of the acceptance for filing from Industry Canada on December 1, 2005. The Company’s CUSIP number for its common shares remains the same (550344 10 5). The Company’s new ISIN number is CA 5503441050. Copies of the Company’s new constating documents, being its Articles of Continuance and its By-Laws, are attached hereto as exhibits.

           The Company has made a determination that, effective upon its Continuation into Canada under the Canada Business Corporations Act, it qualifies as a foreign private issuer in the United States of America, as defined under Rule 3b-4 of the Securities Exchange Act of 1934 (“Exchange Act”). As such, it will file annual reports on Form 20-F with the Securities and Exchange Commission (the “SEC”) but will not be subject to the proxy statement requirements of the Exchange Act, and its insiders will not be subject to the insider reporting requirements of the Exchange Act. The Company will, however, continue to file with the SEC, on Form 6-K, its quarterly financial statements, management discussion and analysis, information circulars which it files in connection with meetings of its shareholders, material change reports and press releases that its files with securities commissions in Canada. Filings made by the Company as a foreign private issuer will be made with the SEC under CIK 0001331206 which is the CIK number for the Company as a Canadian federal corporation.

ITEM 9        FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01      Financial Statements and Exhibits

(c)      Exhibits

Exhibit No.	Description

3.3	Certificate of Continuance and Articles of Continuance (Canada Business Corporations Act), effective November 24, 2005

3.4	By-Law Number 1 and By-Law Number 2, dated November 24, 2005

99.1	Press Release dated December 1, 2005

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LUNA GOLD CORP.
(Registrant)

Dated: December 5, 2005	/s/ Tim Searcy

Tim Searcy, President, Principal Executive Officer and a member of the Board of Directors